UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 16, 2021

Avenue Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38114 (Commission File Number)	47-4113275 (IRS Employer Identification No.)

1140 Avenue of the Americas, Floor 9

New York, New York 10036

(Address of Principal Executive Offices)

(781) 652-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Class	Trading Symbol(s)	Exchange Name
Common Stock	ATXI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2021 annual meeting of stockholders of Avenue Therapeutics, Inc. (“Avenue”) was held on December 16, 2021. The following matters were voted on by the stockholders: (i) the election of the seven directors named below, (ii) the ratification of the appointment of BDO USA, LLP as Avenue’s independent registered public accounting firm for the year ending December 31, 2021, and (iii) amendment to our 2015 Equity Incentive Plan to increase the number of authorized shares issuable by 2,000,000 shares. The results below are based off of the voting power of 15,108,044 shares.

Item 1: Election of directors:

Nominee	Total Votes For	Total Votes Withheld	Broker Non-Votes

Lindsay A. Rosenwald, M.D.	11,943,846	183,332	N/A

Lucy Lu, M.D.	11,964,936	162,242	N/A

Neil Herskowitz	12,103,790	23,388	N/A

Jay Kranzler, M.D., Ph.D.	12,101,588	25,590	N/A

Curtis Oltmans	12,106,401	20,777	N/A

Elizabeth Garrett Ingram	11,966,848	160,330	N/A

Jaideep Gogtay, M.D., Ph.D.	11,967,122	160,056	N/A

In addition, holders of all of the Company’s issued and outstanding Class A Preferred Stock voted all of their preferred shares in favor of re-electing the seven directors named above.

Item 2: Ratification of the appointment of BDO USA, LLP as Avenue’s independent registered public accounting firm for the year ending December 31, 2021:

Total Votes For	Total Votes Against	Abstention	Broker Non-Votes
15,072,593	29,695	5,756	N/A

 In addition, holders of all of the Company’s issued and outstanding Class A Preferred Stock voted all of their preferred shares in favor of ratifying the appointment of BDO USA, LLP as Avenue’s independent registered public accounting firm for the year ending December 31, 2021.

Item 3: Amendment to the 2015 Equity Incentive Plan to increase the number of authorized shares issuable by 2,000,000 shares:

Total Votes For	Total Votes Against	Abstention	Broker Non-Votes
6,224,615	5,900,704	1,859	2,980,866

In addition, holders of all of the Company’s issued and outstanding Class A Preferred Stock voted all of their preferred shares in favor of approving the amendment to the 2015 Equity Incentive Plan to increase the number of authorized shares issuable by 2,000,000 shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVENUE THERAPEUTICS, INC.
(Registrant)
Date: December 16, 2021
	By:	/s/ Lucy Lu, M.D.
	Name:	Lucy Lu, M.D.
	Title:	President & Chief Executive Officer